UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2014

QUARTET MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36139	46-2596459
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

777 Third Avenue, 37th Floor, New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

QUARTET MERGER CORP. (“QUARTET”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING QUARTET’S SECURITIES, IN CONNECTION WITH ITS PROPOSED TRANSACTION WITH PANGAEA LOGISTICS SOLUTIONS LTD. (“PANGAEA”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K FILED BY QUARTET ON MAY 1, 2014 (THE “ORIGINAL 8-K”). THE EXHIBIT INCLUDED IN THIS CURRENT REPORT ON FORM 8-K MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

Jefferies LLC is providing advisory services in connection with the mergers and will receive a fee in connection therewith. In addition, EarlyBirdCapital, Inc. (“EBC”) acted as managing underwriter of Quartet’s initial public offering (“IPO”) and as Quartet’s investment banker and will receive a fee upon consummation of the merger. Quartet and its directors and executives officers, and Jefferies LLC and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Quartet’s stockholders to be held to approve the mergerS DESCRIBED IN THE ORIGINAL 8-K.

STOCKHOLDERS OF QUARTET AND OTHER INTERESTED PERSONS ARE ADVISED TO READ QUARTET’S PRELIMINARY PROXY STATEMENT, AS AMENDED, AND, WHEN AVAILABLE, QUARTET’S DEFINITIVE PROXY STATEMENT, AND THE REGISTRATION STATEMENT, AS AMENDED, FILED BY QUARTET’S WHOLLY-OWNED SUBSIDIARY, QUARTET HOLDCO LTD. (“HOLDCO”), IN CONNECTION WITH QUARTET’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS AND REGISTRATION STATEMENT CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION ON THE SECURITY HOLDINGS OF QUARTET’S OFFICERS AND DIRECTORS AND THE INTERESTS OF SUCH PERSONS AND OF JEFFERIES LLC AND EBC IN THE SUCCESSFUL CONSUMMATION OF THE MERGERS . SUCH PERSONS CAN ALSO READ QUARTET’S FINAL PROSPECTUS, DATED OCTOBER 28, 2013, AND QUARTET’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013, FOR ADDITIONAL INFORMATION. THE DEFINITIVE PROXY STATEMENT AND PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT WILL BE MAILED TO SECURITYHOLDERS OF QUARTET AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGERS. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: QUARTET MERGER CORP., 777 THIRD AVENUE, 37TH FLOOR, NEW YORK, NEW YORK 10017. THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS), ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

CERTAIN OF PANGAEA’S FINANCIAL RESULTS AND DATA CONTAINED IN THE EXHIBIT HERETO ARE UNAUDITED AND DO NOT CONFORM TO SEC REGULATION S-X AND AS A RESULT MAY FLUCTUATE MATERIALLY DEPENDING ON MANY FACTORS. ACCORDINGLY, SUCH RESULTS AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN QUARTET’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND HOLDCO’S REGISTRATION STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE TRANSACTIONS DESCRIBED IN THE ORIGINAL 8-K AND TO REGISTER THE SHARES TO BE ISSUED TO QUARTET SECURITYHOLDERS IN CONNECTION THEREWITH.

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ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibit hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of QUARTET, holdco or PANGAEA, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

THIS REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. PANGAEA’S ACTUAL RESULTS MAY DIFFER FROM ITS EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, QUARTET’S AND PANGAEA’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE TRANSACTIONS DESCRIBED IN THE ORIGINAL 8-K; APPROVAL OF THE TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO THE TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF THE TRANSACTIONS.

THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND DIFFICULT TO PREDICT. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE: BUSINESS CONDITIONS; WEATHER AND NATURAL DISASTERS; CHANGING INTERPRETATIONS OF GAAP; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; LEGISLATION OR REGULATORY ENVIRONMENTS, REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH PANGAEA IS ENGAGED; FLUCTUATIONS IN CUSTOMER DEMAND; GENERAL ECONOMIC CONDITIONS; AND GEOPOLITICAL EVENTS AND REGULATORY CHANGES. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE TRANSACTIONS DO NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS IS CONTAINED IN QUARTET’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING QUARTET AND PANGAEA, THE TRANSACTIONS DESCRIBED IN THE ORIGINAL 8-K OR OTHER MATTERS AND ATTRIBUTABLE TO QUARTET AND PANGAEA OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER QUARTET, HOLDCO NOR PANGAEA UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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Item 7.01 Regulation FD Disclosure.

On June 25, 2014, Quartet issued a press release announcing the first quarter 2014 financial results for Pangaea. The press release is included as Exhibit 99.1 hereto.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Press release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2014

QUARTET MERGER CORP.

By:	/s/ David Sgro
Name: David Sgro
Title: Chief Financial Officer

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FOR IMMEDIATE RELEASE

QUARTET MERGER CORP ANNOUNCES FIRST QUARTER 2014 RESULTS FOR ITS MERGER TARGET, PANGAEA LOGISTICS SOLUTIONS LTD

New York, NY– June 25, 2014 – Quartet Merger Corp. (NASDAQ:QTET; QTETU; QTETR) (“Quartet”) today announced unaudited financial results for the three months ended March 31, 2014 for its intended merger target, privately held Pangaea Logistics Solutions Ltd. (“Pangaea” or the “Company”).

Eric Rosenfeld, Quartet’s Chairman and Chief Executive Officer commented, “We are very pleased with Pangaea's first quarter results and we believe that they show great progress toward the achievement of Pangaea’s 2014 net income earnout target of $27.3 million.”

Q1 2014 HIGHLIGHTS

For the first quarter of 2014, Pangaea reported revenue of $114.2 million, an increase of 20.1%, compared with $95.1 million in the first quarter of 2013. Higher revenue growth was predominately due to an increase in shipping days as well as the Company’s average TCE (time charter equivalent) rate.

Income from operations for the quarter totaled $10.1 million, an increase of 53.7% compared with $6.5 million for the first quarter of 2013. This increase was due to both higher revenues and an increase in operating profit margins from 6.9% in 2013 to 8.8% in 2014.

Net income attributable to Pangaea Logistics Solutions for the quarter was $6.6 million, an increase of 43.5% compared with $4.6 million in the first quarter of 2013.

About Quartet Merger Corp.

Quartet was incorporated in Delaware on April 19, 2013 as a blank check company whose objective is to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. On November 1, 2013, Quartet consummated its initial public offering (“IPO”) of 8,400,000 units, each unit consisting of one share of common stock and one right to automatically receive one-tenth of one share of common stock upon consummation of an Initial Business Combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $84,000,000. On November 5, 2013, Quartet consummated the sale of an additional 1,260,000 units that were subject to the underwriters’ over-allotment option, for aggregate additional proceeds of $12,600,000. Simultaneously with each of the consummation of the IPO and the exercise of the over-allotment option, Quartet consummated a private placement of an aggregate of 608,125 units to its Sponsors and EarlyBirdCapital, Inc., (“EBC”)the representative of the underwriters of its IPO, and their respective designees. The private units were sold at an offering price of $10.00 per unit, generating gross proceeds of $6,081,250. Of the net proceeds from Quartet’s IPO (including the exercise of the over-allotment option), $92,410,500, plus $6,081,250 received from the Private Placement for an aggregate of $98,491,750, was placed in a trust account.

Jefferies LLC is the lead advisor in connection with the merger and will receive a fee in connection therewith.  In addition, EBC acted as managing underwriter of Quartet’s IPO and as Quartet’s investment banker and will receive a fee upon consummation of the merger.  Quartet and its directors and executives officers, and Jefferies LLC and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Quartet’s stockholders to be held to approve the merger.

Stockholders are advised to read Quartet’s first amended proxy statement/registration statement filed on June 24, 2014 and, when available, the definitive proxy statement/registration statement in connection with the solicitation of proxies for the special meeting because these statements contain important information. The definitive proxy statement/registration statement will be mailed to stockholders as of a record date to be established for voting on the merger. Stockholders will also be able to obtain a copy of the proxy statement/registration statement, without charge, by directing a request to: Quartet Merger Corp., 777 Third Avenue, 37th Floor, New York, NY 10017. The preliminary proxy statement/registration statement and definitive proxy statement/registration statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

Safe Harbor Language

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and Quartet’s managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; the possibility that the merger does not close, including due to the failure to receive required security holder approvals or the failure of other closing conditions; and other factors set forth in Quartet’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Neither Quartet nor Pangaea is under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Contact

Thomas Rozycki

Managing Director

Prosek Partners

(212) 279-3115

Or

David Sgro

Chief Financial Officer

Quartet Merger Corp

(212)319-7676